INCREASE REVOLVING JOINDER NO. 1 TO CREDIT AGREEMENT
This INCREASE REVOLVING JOINDER NO. 1 TO CREDIT AGREEMENT, dated as of May 17, 2017 (this “Joinder”), is entered into by and among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), the undersigned Subsidiary Guarantors party hereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), as Issuing Lender and Swingline Lender, and BARCLAYS BANK PLC, as an incremental lender (in such capacity, the “2017 Incremental Revolving Lender”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the several banks and other financial institutions or entities from time to time party thereto as lenders, the Administrative Agent and Morgan Stanley Senior Funding, Inc., as collateral agent (in such capacity, the “Collateral Agent”) entered into that certain Credit Agreement, dated as of January 15, 2016 (as amended, amended and restated, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Joinder have the same meanings as specified in the Credit Agreement);
WHEREAS, the Borrower has requested that the 2017 Incremental Revolving Lender provide an Incremental Revolving Commitment in an aggregate amount equal to $50,000,000 (the “2017 Incremental Revolving Commitment”) on the Effective Date (as hereinafter defined), and the 2017 Incremental Revolving Lender is prepared to provide the 2017 Incremental Revolving Commitment, and the revolving loans (the “2017 Incremental Revolving Loans”) pursuant thereto, in accordance with the terms of the Credit Agreement (it being understood that the 2017 Incremental Revolving Commitment is an “Incremental Revolving Commitment” and part of the “Revolving Commitments” under the Credit Agreement), subject to the terms and conditions set forth herein; and
WHEREAS, the Borrower, the undersigned Subsidiary Guarantors, the 2017 Incremental Revolving Lender, the Administrative Agent, Issuing Lender and Swingline Lender are entering into this Joinder in order to evidence such 2017 Incremental Revolving Commitment, in accordance with Section 3.16 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4, hereby amended as follows:
(a) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“2017 Increase Revolving Joinder”: that certain Increase Revolving Joinder No. 1 to Credit Agreement, dated as of May 17, 2017, among the Borrower, the Subsidiary Guarantors, the Administrative Agent and the 2017 Incremental Revolving Lender.
“2017 Increase Revolving Joinder Effective Date”: the date on which all of the conditions contained in Section 4 of the 2017 Increase Revolving Joinder have been satisfied or waived by the Administrative Agent.
“2017 Incremental Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make 2017 Incremental Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth in Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the 2017 Incremental Revolving Commitment as of 2017 Increase Revolving Joinder Effective Date is $50,000,000.
“2017 Incremental Revolving Lender”: a Lender with a 2017 Incremental Revolving Commitment.
“2017 Incremental Revolving Loans”: the incremental revolving loans made pursuant to the 2017 Incremental Revolving Commitments.

(b)    The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Loan Documents”: this Agreement, the Security Documents, the Notes, the Fee Letter, Amendment No. 1, the 2016 Increase Term Joinder, Amendment No. 2, the 2017 Increase Term Joinder, Amendment No. 3, the 2017 Increase Revolving Joinder, and each Issuer Document.”
(d) Schedule 1.1 of the Credit Agreement is hereby amended by adding the below to the immediate end thereof:

2017 Incremental Revolving Commitment
2017 Incremental Revolving Lender	2017 Incremental Revolving Commitment	2017 Incremental Revolving Percentage
Barclays Bank PLC	$50,000,000.00	100%
Total:	$50,000,000.00	100%
SECTION 2.    The 2017 Incremental Revolving Commitment. Pursuant to Section 3.16 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date, the 2017 Incremental Revolving Lender hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2017 Incremental Revolving Lender shall have, as contemplated by Section 3.16 of the Credit Agreement, a 2017 Incremental Revolving Commitment in an amount equal to the amount set forth opposite such 2017 Incremental Revolving Lender’s name under the heading “2017 Incremental Revolving Commitment” on Schedule 1 to this Joinder, and (ii) such 2017 Incremental Revolving Lender shall be deemed to be, and shall become a “Lender” and a “Revolving Lender” for all purposes of, and subject to all the obligations of a “Lender” and a “Revolving Lender” under the Credit Agreement and the other Loan Documents. The Borrower and the Administrative Agent hereby agree that from and after the Effective Date, the 2017 Incremental Revolving Lender shall be deemed to be, and shall become, a “Lender” and a “Revolving Lender” for all purposes of, and with all the rights and remedies of a “Lender” and a “Revolving Lender” under the Credit Agreement and the other Loan Documents. The Borrower, the Administrative Agent and the 2017 Incremental Revolving Lender hereby agree that from and after the Effective Date, (i) each 2017 Incremental Revolving Loan shall be a “Loan”, an “Incremental Revolving Loan” and a “Revolving Loan” for all purposes under the Credit Agreement and the other Loan Documents, (ii) the 2017 Incremental Revolving Commitment is a “Commitment”, an “Incremental Revolving Commitment”, and a “Revolving Commitment” for all purposes under the Credit Agreement and the other Loan Documents, and (iii) the credit facility evidenced by the 2017 Incremental Revolving Commitment is an “Incremental Revolving Facility” and part of the “Revolving Facility” and a “Facility” for all purposes under the Credit Agreement and the other Loan Documents.
SECTION 3.    Reference to and Effect on the Loan Documents.
    (a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Joinder.
(b)    The Credit Agreement, as specifically amended by this Joinder, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Joinder shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.
(d)    Each of the Borrower and the other Loan Parties hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Guarantee and Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the 2017 Incremental Revolving Commitment made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Subsidiary Guarantor, ratifies and reaffirms its guaranty of the Guarantor

Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the Guarantee and Collateral Agreement.
(e)    This Joinder shall be deemed a Loan Document for all purposes under the Credit Agreement.
SECTION 4.    Conditions of Effectiveness. This Joinder shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived) (and such conditions to the extent inconsistent with Section 3.16(b) of the Credit Agreement shall supersede such Section as provided therein):
(a)     The Administrative Agent (or its counsel) shall have received counterparts of this Joinder executed by the Borrower, the Subsidiary Guarantors and the 2017 Incremental Revolving Lender.
(b)    After giving effect to this Joinder and the transactions contemplated hereby (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except to the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date), and (ii) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the transactions contemplated hereby.
(c)    The Administrative Agent shall have received a legal opinion of O’Melveny & Myers LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the 2017 Incremental Revolving Lender, in form and substance reasonably satisfactory to the Administrative Agent.
(d)    The Administrative Agent shall have received a certificate of the Borrower substantially in the form of Exhibit F to the Credit Agreement (with such modifications as necessary to make such certificate applicable to the transactions contemplated pursuant to this Joinder) with appropriate insertions and attachments including the certificate of incorporation of the Borrower certified by the relevant authority of the jurisdiction of organization of the Borrower.
(e)    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower confirming compliance with the conditions precedent set forth in clause (b) of this Section 4.
(f)    The Borrower shall have paid all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Joinder (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as special New York counsel to the Administrative Agent) to the extent invoiced one (1) Business Day prior to the Effective Date.
SECTION 5.    Representations and Warranties. The Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent that:
(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Joinder, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Joinder has been duly authorized, executed and delivered by it; and
(b)    this Joinder, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.
SECTION 6.    Costs and Expenses. The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Joinder and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent (provided that such fees, charges and disbursements shall not include fees, charge and disbursements for more than one counsel plus one local counsel in each relevant jurisdiction)), are expenses that the Borrower is required to pay or reimburse pursuant to Section 11.5 of the Credit Agreement.
SECTION 7.    Execution in Counterparts. This Joinder may be executed by one or more of the parties to this Joinder on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Joinder by facsimile transmission or electronic mail (in “.pdf” or similar format) shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9.    WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS JOINDER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS JOINDER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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IN WITNESS WHEREOF, the parties hereto have caused this Increase Revolving Joinder No. 1 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

MICROSEMI CORPORATION
as a Borrower

By:    /s/ John W. Hohener
Name: John W. Hohener
Title: Executive Vice President, Chief Financial Officer and Treasurer

MICROSEMI CORP. - MASSACHUSETTS,
as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer, Treasurer and Secretary

MICROSEMI CORP. - POWER PRODUCTS GROUP, as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Secretary

MICROSEMI CORP. - RF POWER PRODUCTS,
as Subsidiary Guarantor

By:	/s/ Steven G. Litchfield
Name: Steven G. Litchfield
Title: President, Chief Executive Officer, Chief Financial Officer and Secretary

MICROSEMI CORP. - ANALOG MIXED SIGNAL GROUP, as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Chief Financial Officer, Secretary and Treasurer

MICROSEMI FREQUENCY AND TIME CORPORATION, as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Secretary

MICROSEMI SEMICONDUCTOR (U.S.) INC.,
as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Corporate Secretary

MICROSEMI STORAGE SOLUTIONS, INC.,
as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Treasurer

MICROSEMI SOLUTIONS (U.S.), INC.,
as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Chief Financial Officer and Treasurer

MICROSEMI CORP. - POWER MANAGEMENT GROUP,
as Subsidiary Guarantor

By:	/s/ John W. Hohener
Name: John W. Hohener
Title: Vice President, Chief Financial Officer, Secretary and Treasurer

MICROSEMI SOC CORP.,
as Subsidiary Guarantor

By:	/s/ Esam Elashmawi
Name: Esam Elashmawi
Title: President, Chief Financial Officer and Secretary

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ Jonathan Rauen
Name: Jonathan Rauen
Title: Authorized Signatory

BARCLAYS BANK PLC,
as a 2017 Incremental Revolving Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

SCHEDULE 1
2017 Incremental Revolving Commitment and 2017 Incremental Revolving Lender

2017 Incremental Revolving Commitment
2017 Incremental Revolving Lender	2017 Incremental Revolving Commitment	2017 Incremental Revolving Percentage
Barclays Bank PLC	$50,000,000.00	100%
Total:	$50,000,000.00	100%